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                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C.  20549

                                   FORM 8-K

                                CURRENT REPORT
                    Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934

                         Date of Report: July 24, 2001

                          ACT Teleconferencing, Inc.
            (Exact name of registrant as specified in its charter)

        Colorado                0-27560                   84-1132665
(State of Incorporation) (Commission File No.) (IRS Employer Identification No.)

1658 Cole Boulevard, Suite 130, Golden, Colorado            80401
(Address of principal executive offices)                   Zip Code


                                 (303) 235-9000
                        (Registrant's telephone number)

Item 7.  Exhibits

The Exhibit index on page 2 of this Form 8-K report lists the exhibits that are hereby filed or incorporated by reference.

Item 9.  Regulation FD Disclosure

Under Regulation FD, ACT Teleconferencing is filing this 8k. Attached is a press release dated July 20, 2001 regarding our investor update on our financial performance outlook for second quarter and 2001.

                         This report contains 6 pages
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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                  ACT Teleconferencing, Inc.
                                       (Registrant)



Date: July 24, 2001                  By: /s/Gavin Thomson
                                         ----------------
                                         Gavin Thomson
                                         Chief Financial Officer


                                 Exhibit Index

No.  Description
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(All exhibits are filed electronically)

99.1  Press release dated July 20, 2001.

                                       2